Supplement dated May 30, 2025
to the following statutory prospectus(es):
Nationwide YourLife Protection VUL - New York, Nationwide YourLife Accumulation VUL - New York, Nationwide YourLife Survivorship VUL - New York , Nationwide YourLife Protection VUL - Nationwide Life and Annuity Insurance Company, Nationwide YourLife Accumulation VUL - Nationwide Life and Annuity Insurance Company and Nationwide YourLife Survivorship VUL dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1. Effective May 1, 2025, in Appendix A: Underlying Mutual Funds Available Under the Policy, for the Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class, the value in the Current Expenses cell is deleted and replaced with the following: 0.72%
2. Effective May 1, 2025, in Appendix A: Underlying Mutual Funds Available Under the Policy, for the Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Standard Class II, the value in the Current Expenses cell is deleted and replaced with the following: 0.47%
3. Effective May 1, 2025, in Appendix A: Underlying Mutual Funds Available Under the Policy, for the Invesco - Invesco V.I. Balanced-Risk Allocation Fund: Series I Shares, the value in the Current Expenses cell is deleted and replaced with the following: 0.88%
4. Effective May 1, 2025, in Appendix A: Underlying Mutual Funds Available Under the Policy, for the BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class I, the value in the Current Expenses cell is deleted and replaced with the following: 0.77%
5. Effective May 1, 2025, in Appendix A: Underlying Mutual Funds Available Under the Policy, for the BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II, the value in the Current Expenses cell is deleted and replaced with the following: 0.92%
PROS-1018